Other Income, Net - Schedule of Other Income, Net (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016		Dec. 31, 2015		Dec. 31, 2014
Subsidy income	$ 2,358		$ 1,902		$ 2,236
Fair value changes of warrants liabilities					8,054
Dilution gains arising from deemed disposal of investment (note 11)	689	[1]	702	[1]	449
Investment loss-impairment of long-term investment (note 11)	(1,654)		(802)
Exchange losses	(354)		(2,771)		(176)
Settlement income	326		755		489
Others	458		175		(557)
Other income, net	6,503		3,627		13,966
Short-term Investments [Member]
Investment income from short-term investments	4,054		3,666		3,471
Other Long-term Investments [Member]
Investment income from short-term investments	$ 626

[1]	In May 2014, the Group obtained the right to appoint a director to Chengdu Diting and thus had one out of five seats on the board of directors of this investee. Given the existence of significant influence, the Group started to apply equity method in May 2014 although the Group's ownership interest in Chengdu Diting decreased from 19.9% to 16.58% because Chengdu Diting issued new shares to a third party for a total consideration of RMB 10 million (USD 1,627 thousand). In April of 2015, the new investor of Chengdu Diting injected capital of RMB 39.07 million (USD 6.39 million). As a result of the transaction, the Group 's ownership interest in Chengdu Diting was diluted from 16.58% to 13.27%. So the recognition of Chengdu Diting's ownership for the Group transferred from equity method to cost method. The Group recorded a dilution gain of RMB 4.38 million (USD 702 thousand) arising from the sale of shares by the investee to third parties at a price in excess of the per share carrying value of the shares owned by the Group in 2015.